UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2023

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle
Santa Clara,	California	95054
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2023, Chegg, Inc. (the "Company") held its 2023 Annual Meeting of Stockholders (the "Meeting"). As further described in Item 5.07 below, at the Meeting, stockholders approved the 2023 Equity Incentive Plan (the "2023 EIP") and the Amended and Restated 2013 Employee Stock Purchase Plan (the "A&R ESPP"). The Company's Board of Directors (the "Board") had previously approved the 2023 EIP and the A&R ESPP, subject to stockholder approval.

Descriptions of the material terms of the 2023 EIP and the A&R ESPP are contained in the sections entitled "Proposal No. 3: Approval of the Chegg, Inc. 2023 Equity Incentive Plan" and "Proposal No. 4: Approval of the Chegg, Inc. Amended and Restated 2013 Employee Stock Purchase Plan" of the Company’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on April 21, 2023 (the "Proxy Statement"). Those descriptions are incorporated into this Item 5.02 by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the 2023 EIP and the A&R ESPP attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference. A form of Global Restricted Stock Unit Award Agreement, Global Performance Restricted Stock Unit Award Agreement, Global Stock Option Award Agreement and Global Performance Stock Option Award Agreement approved by the Board for use with the 2023 EIP are appended to the 2023 EIP filed herewith.

Item 5.07    Submissions of Matters to a Vote of Security Holders.

At the Meeting, the stockholders voted on the following five proposals, each of which is described in detail in the Proxy Statement.

All nominated directors were elected and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal are set forth in the following tables.

1.To elect three Class I directors, to serve until the third annual meeting of stockholders following the Meeting and until their successors are elected and qualified or until their resignation or removal:

Nominee	For	Against	Broker Non-Votes
Renee Budig	91,560,086	2,491,739	11,033,609
Dan Rosensweig	87,458,922	5,714,151	11,033,609
Ted Schlein	84,975,385	9,081,974	11,033,609

2. To approve, on a non-binding advisory basis, the compensation paid by the Company to our named executive officers:

For	Against	Abstain	Broker Non-Votes
68,933,495	12,366,244	12,821,858	11,033,609

3. To approve the 2023 EIP.

For	Against	Abstain	Broker Non-Votes
51,600,297	42,356,638	164,662	11,033,609

4. To approve the A&R ESPP.

For	Against	Abstain	Broker Non-Votes
93,765,392	210,345	145,860	11,033,609

5. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023:

For	Against	Abstain	Broker Non-Votes
105,051,767	59,103	44,336	—

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Chegg, Inc. 2023 Equity Incentive Plan and related form agreements
10.2	Chegg, Inc. Amended and Restated 2013 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /s/ Andrew Brown
Andrew Brown
Chief Financial Officer
Date: June 7, 2023